UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 28, 2022 (June 28, 2022)

TIVITY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(800) 869-5311

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $.001 par value	TVTY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Tivity Health, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on April 5, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 5, 2022, by and among the Company, Titan-Atlas Parent, Inc., presently known as Tivity Health OpCo Parent, Inc., a Delaware corporation (“Parent”), and Titan-Atlas Merger Sub, Inc., a Delaware corporation (“Merger Sub”), providing for the acquisition of the Company by affiliates of Stone Point Capital LLC (“Stone Point Capital”), subject to the terms and conditions set forth therein (the “Merger”). Parent and Merger Sub are indirectly owned by investment funds associated with Stone Point Capital. On June 28, 2022, the Merger became effective and the Company and Parent took various other actions, as discussed further below.

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2022, Parent, Merger Sub, as the initial borrower, and the Company, following the merger with the initial borrower, the borrower, entered into that certain Credit Agreement with HPS Investment Partners, LLC as administrative agent and collateral agent, Truist Bank as revolver agent, the lenders from time to time party thereto, and the other parties from time to time party thereto (the “Credit Agreement”), which provides for a term loan facility funded on June 28, 2022 in an amount equal to $1,125,000,000 and a revolving credit facility with revolving credit commitments of $75,000,000. The obligations under the Credit Agreement are guaranteed by certain material domestic restricted subsidiaries of the Company (subject to certain exclusions and exceptions). The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of the borrowers and guarantors (subject to certain exclusions and exceptions). The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of this type.

Item 1.02 Termination of a Material Definitive Agreement.

Concurrently with the closing of the Merger, the Company repaid all loans and terminated all credit commitments outstanding under the Credit Agreement, dated June 30, 2021, by and among the Company, certain subsidiaries of the Company as guarantors, the lenders party thereto, Morgan Stanley Senior Funding, Inc., as general administrative agent, term loan facility administrative agent and collateral agent, and Truist Bank, as revolving facility agent and swingline lender.

The information set forth in the Introductory Note and Item 2.01 below is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 28, 2022, pursuant to the terms of the Merger Agreement, the Merger was completed, with Merger Sub being merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent. At the effective time of the Merger, each outstanding share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to certain exceptions, was cancelled and converted into the right to receive an amount in cash equal to $32.50 per share, without interest, pursuant to the Merger Agreement.  A description of the consideration payable to holders of the Company’s options, restricted stock units and market stock units is set forth under the heading “Terms of the Merger Agreement—Transaction Consideration—Outstanding Tivity Health Equity Awards” in the Company’s Definitive Proxy Statement filed with the SEC on May 24, 2022 (the “Proxy Statement”), and such description is incorporated herein by reference.

The total aggregate consideration paid in connection with the Merger was approximately $2,125,000,000.  The source of funds for the consideration paid in the Merger was a combination of equity contributions from investment funds associated with Stone Point Capital, as well as proceeds from debt facilities described in Item 1.01 above.

The information set forth in the Introductory Note above is incorporated herein by reference. The foregoing description, including the portions incorporated by reference herein, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on June 28, 2022, the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Merger has been completed and (ii) submitted a request to Nasdaq for Nasdaq to cease trading of the Common Stock on Nasdaq and to suspend the listing of the Common Stock and to file with the SEC an application on Form 25 to delist the Common Stock from Nasdaq and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file with the SEC a certification on Form 15 with respect to the Common Stock requesting the deregistration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introductory Note and Item 2.01 above (including the section of the Proxy Statement listed therein) is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

Upon the effective time of the Merger on June 28, 2022, each issued and outstanding share of Common Stock, subject to certain exceptions, was canceled and ceased to exist, and holders of Common Stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders of the Company (other than their right to receive the merger consideration of $32.50 per share in cash, without interest, pursuant to the Merger Agreement).  The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and incorporated herein by reference.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.02 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on June 28, 2022, the Company became a wholly-owned subsidiary of Parent and, accordingly, a change in control of the Company occurred.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.02 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, Anthony M. Sanfilippo, Sara J. Finley, Robert J. Greczyn, Jr., Beth M. Jacob, Bradley S. Karro, Erin L. Russell and Stephanie Davis Michelman ceased serving as members of the Company’s board of directors and each committee thereof. Following the consummation of the Merger, Adam Holland, Ray Bilbao, Tommy Lewis and Ryan Wagers were appointed as members of the Company’s board of directors until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified, and Richard M. Ashworth remained a member of the Company’s board of directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the effective time of the Merger on June 28, 2022, the Restated Certificate of Incorporation of the Company, as amended, was amended and restated in its entirety.  In addition, in connection with the Merger, the Second Amended and Restated Bylaws of the Company, as amended, were amended and restated in their entirety.  The Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 8.01 Other Events

On June 28, 2022, the Company issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit 2.1

Agreement and Plan of Merger, dated as of April 5, 2022, by and among Tivity Health, Inc., Titan-Atlas Parent, Inc. (presently known as Tivity Health OpCo Parent, Inc.) and Titan-Atlas Merger Sub, Inc. [incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated April 6, 2022, File No. 000-19364]*

Exhibit 3.1	Amended and Restated Certificate of Incorporation of the Company
Exhibit 3.2	Amended and Restated Bylaws of the Company
Exhibit 99.1	Press Release dated June 28, 2022
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVITY HEALTH, INC.

By:	/s/ Ryan Wagers
Name: Ryan Wagers
Title: Chief Accounting Officer

Date:  June 28, 2022